UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 7, 2020 (December 1, 2020)

Capitol Investment Corp. V

(Exact name of registrant as specified in its charter)

Delaware	001-39754	84-1956909
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 17th Street North, Suite 820 Arlington, Virginia	22209
(Address of Principal Executive Offices)	(Zip Code)

(202) 654-7060
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one warrant	CAP.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	CAP	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	CAP WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 4, 2020, Capitol Investment Corp. V (the “Company”) consummated its initial public offering (the “IPO”) of 34,500,000 units (the “Units”). Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”), and one-third of one redeemable warrant of the Company (the “Warrants”), with each whole Warrant entitling the holder thereof to purchase one whole share of Class A Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $345,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s registration statement on Form S-1 (File No. 333-249856), as amended (the “Registration Statement”):

●	An underwriting agreement, dated December 1, 2020, among the Company and Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. LLC, as representatives of the underwriters named therein, attached hereto as Exhibit 1.1 (the “Underwriting Agreement”).

●	A warrant agreement, dated December 1, 2020, between the Company and Continental Stock Transfer & Trust Company, as warrant agent, attached hereto as Exhibit 4.1 (the “Warrant Agreement”).

●	A letter agreement, dated December 1, 2020, among the Company, its officers and directors and Capitol Acquisition Management V LLC and Capitol Acquisition Founder V LLC (together, the “Sponsors”) attached hereto as Exhibit 10.1 (the “Letter Agreement”).

●	An investment management trust agreement, dated December 1, 2020, between the Company and Continental Stock Transfer & Trust Company, as trustee, attached hereto as Exhibit 10.2 (the “Investment Management Trust Agreement”).

●	A registration rights agreement, dated December 1, 2020, among the Company and the securityholders signatory thereto, attached hereto as Exhibit 10.3 (the “Registration Rights Agreement”).

●	A private placement warrants purchase agreement, dated December 1, 2020, between the Company and the purchasers of the private placement warrants (the “Private Placement Warrant Purchasers”), attached hereto as Exhibit 10.4 (the “Private Placement Warrants Purchase Agreement”).

●	An administrative services agreement, dated December 1, 2020, between the Company and affiliates of the Sponsors, attached hereto as Exhibit 10.5 (the “Administrative Services Agreement”).

The terms of such agreements are set forth in the Registration Statement and are incorporated herein by reference. The foregoing description and the description contained in the Registration Statement are qualified in their entirety by reference to the full text of the Underwriting Agreement, the Warrant Agreement, the Letter Agreement, the Registration Rights Agreement, the Private Placement Warrants Purchase Agreement and the Administrative Services Agreement, copies of which are attached as Exhibits 1.1, 4.1, 10.1, 10.2, 10.3 , 10.4 and 10.5 hereto, respectively, and are incorporated by reference herein.

Item 3.02.	Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company completed the private sale of 5,833,333 warrants (the “Private Placement Warrants”) at a purchase price of $1.50 per Private Placement Warrant (the “Private Placement”) to the Private Placement Warrant Purchasers, generating gross proceeds to the Company of $8,750,000. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO, except that the Private Placement Warrants, so long as they are held by the Private Placement Warrant Purchasers or their permitted transferees, (i) are not be redeemable by us (except in certain circumstances when the Warrants are called for redemption and a certain price per share of Class A common stock threshold is met), (ii) may not (including the shares of Class A common stock issuable upon exercise of these Private Placement Warrants), subject to certain limited exceptions, be transferred, assigned or sold by the holders until 30 days after the completion of the Company’s initial business combination, (iii) may be exercised by the holders on a cashless basis and (iv) are entitled to registration rights. No underwriting discounts or commissions were paid with respect to such sale. the Private Placement Warrant Purchasers have agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

Effective December 1, 2020, in connection with the IPO, the Company amended and restated its certificate of incorporation (the “Amended and Restated Certificate of Incorporation”). The terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. The foregoing description and the description contained in the Registration Statement are qualified in their entirety by reference to the full text of the Amended and Restated Certificate of Incorporation, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 8.01.	Other Events.

A total of $345,000,000, comprised of $338,100,000 of the proceeds from the IPO, including $12,075,000 of the underwriters’ deferred discount, and $6,900,000 of the proceeds from the Private Placement, were placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee.

Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes, the Company’s Amended and Restated Certificate of Incorporation, subject to the requirements of law and regulation, provides that none of the funds held in the trust account will be released from the trust account until the earliest of (a) the completion of the Company’s initial business combination, (b) the redemption of the Company’s public shares if the Company has not completed the initial business combination within 24 months from the closing of the IPO or during any extended time that the Company has to consummate a business combination beyond 24 months as a result of a stockholder vote to amend the Company’s Amended and Restated Certificate of Incorporation, subject to applicable law, and (c) the redemption of the Company’s public shares properly submitted in connection with a stockholder vote to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation (i) to modify the substance or timing of the Company’s obligation to allow redemption in connection with the initial business combination or to redeem 100% of its public shares if the Company has not consummated an initial business combination within 24 months from the closing of the IPO or (ii) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity.

On December 2, 2020, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO. On December 3, 2020, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing that the underwriters of the IPO had fully exercised their option to purchase additional Units to cover over-allotments. On December 7, 2020, the Company issued a press release, a copy of which is attached as Exhibit 99.3 to this Current Report on Form 8-K, announcing the closing of the IPO.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibits

1.1	Underwriting Agreement, dated December 1, 2020, among the Company and Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. LLC, as representatives of the underwriters named therein.

3.1	Amended and Restated Certificate of Incorporation, dated December 1, 2020.

4.1	Warrant Agreement, dated December 1, 2020, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated December 1, 2020, among the Company, its officers, its directors and the Sponsors.

10.2	Investment Management Trust Agreement, dated December 1, 2020, between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated December 1, 2020, among the Company and the securityholders signatory thereto.

10.4	Private Placement Warrants Purchase Agreement, dated December 1, 2020, between the Company and the Private Placement Warrant Purchasers.

10.5	Administrative Services Agreement, dated December 1, 2020, between the Company and affiliates of the Sponsors.

99.1	Press Release, dated December 2, 2020.

99.2	Press Release, dated December 3, 2020.

99.3	Press Release, dated December 7, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Capitol Investment Corp. V

Date: December 7, 2020	By:	/s/ L. Dyson Dryden
	Name:	L. Dyson Dryden
	Title:	President and Chief Financial Officer

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